SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 30, 1996


                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-4219                  C-74-1339132
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employee
      of incorporation)                                      Identification No.)


                              1717 ST. JAMES PLACE
                                    SUITE 550
                              HOUSTON, TEXAS 77056
                    (Address of principal executive offices)

                                 (713) 940-6100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS

              Zapata Corporation, a Delaware corporation (the "Company") and Houlihan's Restaurant Group, Inc. ("Houlihan's") entered into a letter of intent (the "Letter of Intent") relating to the Company's proposed acquisition of 100% of the outstanding common stock of Houlihan's for a combination of cash and stock. The proposed acquisition would be conditioned upon, among other things, the negotiation and execution of a definitive merger agreement, approval of the merger agreement by the directors and stockholders of both companies, receipt of certain regulatory approvals and the expiration of any applicable waiting period with respect thereto, registration of the Company's shares issuable in the merger under the Securities Act of 1933 and receipt of consent from Houlihan's lending bank or the refinancing of Houlihan's outstanding bank debt. The Letter of Intent is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

              In connection with the Letter of Intent, Malcolm I. Glazer entered into a standstill agreement (the "Standstill Agreement") with the Company pursuant to which Mr. Glazer, on behalf of himself, his family and entities controlled by him agreed, among other things, not to increase his or their ownership of voting securities in the Company above 49.9% on either an outstanding or fully diluted share basis unless certain conditions are met which allow such increase or until the Standstill Agreement terminates. The Standstill Agreement is attached as Exhibit 10 hereto and is incorporated herein by reference.

              A copy of the Press Release, dated May 2, 1996, issued by the Company relating to the Letter of Intent and the Standstill Agreement is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  The following exhibits are filed with this report:

              10 Agreement dated and effective as of April 30, 1996 between Zapata Corporation and Malcolm I. Glazer, individually and as trustee of the Malcolm I. Glazer Trust.

              99.1 Letter of Intent dated April 30, 1996 between Zapata Corporation and Houlihan's Restaurant Group, Inc.

              99.2    Press Release dated May 2, 1996, issued by Zapata
                      Corporation.

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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ZAPATA CORPORATION


                               By: /s/ JOSEPH L. VON ROSENBERG III
                                       Joseph L. von Rosenberg III
                                       Executive Vice President, General Counsel
                                         and Corporate Secretary

Date:  May 8, 1996
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                                  EXHIBIT INDEX


 EXHIBIT                               DESCRIPTION
 -------                               -----------
   10 Agreement dated and effective as of April 30, 1996 by and between Zapata Corporation and Malcolm I. Glazer, individually and as trustee of the Malcolm I. Glazer Trust.

   99.1 Letter of Intent dated April 30, 1996 between Zapata Corporation and Houlihan's Restaurant Group, Inc.

   99.2           Press Release dated May 2, 1996, issued by Zapata Corporation.

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